UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 4, 2022

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street, Suite 605, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CIDM	Nasdaq Global Market

Item 1.01	Entry into a Definitive Material Agreement.

On January 4, 2022, Cinedigm Corp. (the “Company”) entered into an Equity Purchase Agreement among the Company, and David Chu, Augustine Hong, Helen Hong, Michael Hong, Justin Lee, Steven Park, and Kingsoon Ong (collectively, the “Sellers”) and David Chu as representative of the Sellers (the “DMR Agreement”) to acquire all of the outstanding membership interests of Asian Media Rights, LLC d/b/a Digital Media Rights (“DMR”), a diversified specialty streaming, advertising, and content distribution company with significant expertise in building audiences for global content in North America (the “Transaction”). The Transaction is subject to certain closing conditions, and is expected to close by the end of January 2022.

The purchase price for the Transaction is $22,000,000, subject to working capital and other adjustments, consisting of (i) $8,000,000 in cash and (ii) $14,000,000 of shares of Class A Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) valued at the volume weighted average price per share of the Common Stock on the Nasdaq Global Market for the 20 trading day period ending on last trading day immediately preceding the closing of the Transaction.

The foregoing description of the DMR Agreement does not purpose to be complete and is qualified in its entirety by reference to and incorporates herein by reference the full text of the DMR Agreement, which will be filed in accordance with SEC regulations.

On January 6, 2022, the Company issued a press release announcing the DMR Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 6, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.
Dated: January 7, 2022	By:	/s/ Gary S. Loffredo
Gary S. Loffredo President, Chief Operating Officer, General Counsel and Secretary